Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
MARCH, 1999



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          5.0756%



        Excess Protection Level
          3 Month Average  6.15%
          March, 1999  6.80%
          February, 1999  6.12%
          January, 1999  5.53%


        Cash Yield                                  19.20%


        Investor Charge Offs                        5.12%


        Base Rate                                   7.27%


        Over 35 Day Delinquency                     4.94%


        Seller's Interest                           6.34%


        Total Payment Rate                          14.77%


        Total Principal Balance                     $ 40,628,355,078.94


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 2,576,435,560.45